UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 8, 2011

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

(Exact name of registrant as specified in its charter)
Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code:  (973) 994-3999
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure
Frank C. Condella, Jr., president and chief executive officer of Columbia Laboratories, Inc. (the “Company”), and Lawrence A. Gyenes, the Company's senior vice president and chief financial officer, will present to various investors beginning April 11, 2011. A copy of the presentation materials are furnished as Exhibit 99.1 hereto and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 8.01    Other Events
None
Item 9.01    Financial Statements and Exhibits
(d)        Exhibits.
99.1*    Presentation materials to be used by Frank C. Condella, Jr., and Lawrence A. Gyenes, president and chief executive officer and senior vice president and chief financial officer, respectively, of Columbia Laboratories, Inc., during presentations beginning on April 11, 2011.
* The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 8, 2011
COLUMBIA LABORATORIES, INC.
By:    /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description
99.1*
Presentation materials to be used by Frank C. Condella, Jr., and Lawrence A. Gyenes, president and chief executive officer and senior vice president and chief financial officer, respectively, of Columbia Laboratories, Inc., during presentations beginning on April 11, 2011.

* The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.